EXHIBIT 10.7

*FILE COPY*

Time Insurance Company
General Agent Sales Agreement

This General Agent Sales Agreement is between Time Insurance Company, by its current name or any new name or legal identity it may hold in the future, its subsidiaries and associated organizations (hereinafter referred to as the Company or We or Us or Our”) and

DANIEL MIGNONE	“General Agent” or “You” or “Your” or “Yours”
(Please print or type name)

The General Agent agrees to comply with the following terms and conditions:

General Agent	For Time Insurance Company
DANIEL MIGNONE
Signature	Signature

DANIEL MIGNONE	2011-10-18
(Please print or type name)	Effective Date of Agreement
(To be completed by Home Office)

2011-10-19	000385ER100001
Date	General Agent #

BENEFICIARY DESIGNATION:

Margaret Mignone	214 Quercus Court Wellington, FL 33414
Name	Present Address

If living, otherwise to:

Name	Present Address

Form TIC GA 1-11 (Rev. 1/11)

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DEFINITIONS

AGREEMENT. For the purposes of this Agreement, “Agreement” shall mean this General Agent Sales Agreement, together with the Appointment Application, Commission and Product Schedules and any attachments, exhibits or schedules hereto.

ASSOCIATED ORGANIZATION. For the purposes of this Agreement, an “Associated Organization,” shall mean a corporate entity either wholly or partially owned by Time Insurance Company, John Alden Life Insurance Company, or Union Security Insurance Company or under common ownership with one of the aforementioned entities,

IMPORT COMPANY. For the purposes of this Agreement an “Import Company,” shall mean a company with which Time Insurance Company or an Associated Organization has entered into a contractual arrangement so as to allow the distribution of products. All terms and conditions of this Agreement, including any addenda or commission schedules attached hereto and made a part hereof, shall be binding upon the General Agent in selling Import Company products.

A.

GENERAL AGENT RIGHTS AND DUTIES

1.

GENERAL AGENT RESPONSIBILITIES FOR WRITING AGENTS.

A.

Recruiting and Appointing Writing Agents. You are authorized to recruit and nominate Writing Agents in the states and. for the products designated by the Company. For the purposes of this Agreement, a Writing Agent shall be defined as and include agents, brokers, producers or representatives who solicit Company insurance products, The Company reserves the right to approve, assign, reassign and terminate any Writing Agent.

You are free to contract individually with Your Writing Agents relative to the terms and conditions of their employment with Your Agency. However, We assume no responsibility for the enforcement, fulfillment or administration of the terms or obligations created by Your agreement. Further, wherein any provision of Your agreement between You and Your Writing Agent conflicts with Our General Agent or Producer Agreements, Our agreements shall always supersede and prevail.

B.

Writing Agent Compensation. Commission on all policies written by the Writing Agent shall be paid directly to You and You shall be solely responsible for remission of such commission to the Writing Agent. Unless You have authorized the Company to pay Your Writing Agents directly, You must promptly and accurately pay any compensation due Your Writing Agents. The compensation listed in Your General Agent Commission Schedule is for Your individual earnings as an agent and the compensation (or override) You receive as a General Agent.

You must notify the Company if You wish an Agent to be paid directly by Us. This designation must include the Writing Agent's name, Agent number, a current address, the applicable schedule option/commission percentage for the Agent and a completed Time Insurance Company Producer Sales Agreement. Your request will be implemented no later than 45 days from Our receipt of the complete and accurate information.

You may revoke the pay direct authorization by requesting Us to terminate without cause the Writing Agent's Time Insurance Company Producer Sales Agreement. Any such revocation will be effective 30 days after the Company sends You an acknowledgment of approval of the request.

You acknowledge that the Company reserves the right to offset against commissions payable to You, any debt or debit balance owed to the Company or an Associated Organization due to the direct payment of commissions to You or Your Writing Agent, The Company reserves the right to approve any Writing Agent compensation changes and to refuse or revoke direct payment of Writing Agent commissions at its sole discretion. You agree to repay any debt or debit balance owed to the Company or an Associated Organization by You or Your Writing Agent, upon demand for repayment by the Company. If one of Your

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

Writing Agent's earnings fall below $650 in any consecutive 12 month period or if Your Writing Agent has a debt that remains unpaid after demand by us, we reserve the right to pay any future earnings to You and to offset such earnings with any debt or debit balance owed by You or Your Writing Agent.

You acknowledge that a Writing Agent may be entitled to compensation after termination under the Time Insurance Company Producer Sales Agreement, which will be paid directly by the Company. You agree to cooperate with Us to facilitate this payment and provide Us with a current address for all Writing Agents.

C.

Supervising Duties. You shall:

1.

Investigate the background of each prospective Writing Agent prior to recommending such person to represent the Company.

2.

Distribute to each Writing Agent the Company sales materials, and all other information provided by the Company.

3.

Ensure that all Writing Agents adhere to the Company's procedures with respect to the use of sales materials (including collecting materials from terminated Writing Agents and destruction of outdated materials.)

4.

Periodically, review the solicitation and sales techniques of each Writing Agent's transactions with potential clients. Review applications submitted by Writing Agents for proper completion before submission to Us or an Associated Organization or Import Company. Visit each Writing Agent's office at least annually.

5.

Immediately and promptly notify Us of any change in the mailing address of a Writing Agent;

6.

Immediately and promptly notify Us upon learning any information which might affect any Writing Agent's insurance license or Writing Agent's sales agreement;

7.

Immediately and promptly notify Us of any complaints or compliance matters regarding a Writing Agent and, upon request of the Company, furnish a written recommendation or statement concerning the facts and appropriate course of action.

8.

Coordinate the proper completion and submission to Us of licensing, appointing or contracting materials to ensure that every Writing Agent that solicits insurance for Us:

•

is duly licensed by the state in which they solicit

•

is properly appointed through the Company

•

and is authorized by Us to submit applications for each type of product.

Submission of business that does not meet these requirements shall be grounds for Termination of this Agreement and forfeiture of all rights hereunder.

9.

Be responsible to Us for the fidelity and honesty of Your Writing Agents and for all funds collected or business done by Your Writing Agents. You shall indemnify and hold Us harmless from all expenses, costs, causes of action, or damages resulting from the unauthorized acts or transactions of Your Writing Agents or any other individual or entity acting on Your behalf.

10.

Ensure Your Writing Agents maintain adequate Errors & Omission coverage at all times during the term of this Agreement.

11.

Ensure all Writing Agents receive proper training on products they are authorized to sell, either by direct training by You or attendance at Company sponsored training sessions. This includes notifying Writing Agents about Company meetings and seminars and encouraging their attendance.

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

2.

INSURANCE SALES. You are responsible for Servicing the Business You write and any written by Your Writing Agents. “Servicing the Business” includes, but is not limited to the following:

A.

You shall read and become familiar with the provisions of all insurance policies and attend company sponsored training sessions, as deemed necessary by Us.

B.

You or Your Writing Agent shall ask all questions and correctly record all answers on all applications for insurance You or he/she personally completes and immediately send such applications to Us or an Associated Organization or Import Company.

C.

You shall make available to Us or Associated Organization or Import Company, all information which comes into Your possession at any time concerning the underwriting of a risk.

D.

You or Your Writing Agent shall promptly deliver to the Policyholder all policies that come into your possession.

E.

After the point of sale, You shall continue to promptly and appropriately respond to policyholder service needs, which may include, but not be limited to, answering product related questions, facilitating policy changes or upgrades, assisting with beneficiary designations, etc.

3.

ACCOUNTING. You will forward promptly to Us the total amount of first premium received by You, on behalf of the Company, and each application in accordance with Our instructions. All checks for first premium must be made payable to the Company. For amounts in excess of the limits set forth in a Conditional Receipt, you are not authorized to collect the initial premium or give the applicant a Conditional Receipt. The Company shall be responsible for providing the policyholder with proper premium notices and   shall account directly with the policyholder for all renewal premiums paid. You shall not collect any premiums other than the first or initial premium. You shall keep segregated from all other funds of yours, monies due the Company and shall be responsible for promptly remitting to Us all monies collected. In no case are you authorized to make other use of these funds.

4.

RIGHT TO CONTRACT. You shall not, either in Your own name or in the name of the Company, enter into, alter, or discharge any contractual arrangement in connection with an insurance product, :nor waive any of the provisions of any such contractual arrangement, nor incur any debt or liability against the Company, nor institute any legal proceedings in the name of the Company.

5.

RECORDS. You shall maintain complete and confidential Records of all business obtained on Our behalf. Such Records shall not be distributed to other insurance carriers or their agents, and shall only be used in the course of transacting the business of insurance for Us. “Records” shall include but not be limited. to: all documentation relating to financial arrangements, compensation, point-of-sale, marketing materials, Writing Agent contracts, insured information and any information relating to the transaction of Your business with Us. You shall maintain all Records for seven (7) years. Additionally, upon providing written notice to You, We may audit these materials or may designate an independent consultant to review such Records. All Records used by You in the transaction of business under this Agreement shall be delivered to Us upon demand.

6.

COMPLIANCE. You shall comply with all state and federal statutes and regulations pertaining to the business of insurance and the sale thereof. You shall only perform the services agreed upon under this Agreement in states where You are lawfully licensed and appointed by us to do so, and where the Company is legally authorized to transact business.

You acknowledge that it is your responsibility to know and comply with the current and future laws or regulations of the states (resident or non-resident) in which you or your Writing Agents operate. You shall obtain the appropriate license and company appointments in a timely manner for the business activities you perform. This includes jurisdictions that do not require a license for an entity to receive compensation if it does not engage in the direct sales, solicitation or negotiation of insurance. You agree to immediately notify the Company if your business practices or activities change to the extent that it would require a license or appointment in any jurisdiction in which you operate and are not currently appointed by the Company.

You further specifically acknowledge that it is your responsibility to know and comply with applicable federal and state laws and regulations related to the contacting of potential applicants and agents, including but not limited, to Do Not Call, Do Not Fax, Can Spam, use of an autodialer and use of prerecorded messages. You

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

also shall require Your Writing Agents to know and comply with such laws. You and Your. Writing Agents shall comply with Company policies and procedures implemented to ensure compliance with such laws. Neither You nor Your Writing Agents may represent themselves as other than an independent contractor of Assurant Health, unless expressly authorized by Assurant Health.

You shall provide all necessary documentation, testimony, or other information as required by Us, relative to pending litigation or requirements of regulatory authorities, Such information shall be provided in a timely manner to meet statutory or court-ordered time frames.

You shall also comply with all policies and procedures established by Us pertaining to the business of insurance and the solicitation of Company products.

7.

CONDUCT AND INDEMNIFICATION. You agree not to engage in any practice harmful to the best interests of the Company. You further agree that any such practice can serve as the basis for the immediate termination of this agreement.

Services provided by You pursuant to this Agreement may be subject to state and federal privacy laws and regulations, including but not limited to the Gramm-Leach-Bliley Act and any state statutes or regulations enacted or promulgated as a result thereof (the “GLB Act”). The OLE Act prohibits a non-affiliated third party that performs services on behalf of an insurer from disclosing or using non-public personal information (“NTT”) other than to carry out the purposes for which NTT was disclosed. You are hereby prohibited from disclosing NPI directly or indirectly or using NPI except as necessary to carry out Your obligations pursuant to this Agreement. You. represent and warrant that You shall comply with the state and federal laws in connection with Your performance of services hereunder, including, but not limited to, the GLB Act and its prohibitions against the use and disclosure of NPI. In addition, if You are notified that a customer opts out, You are prohibited by the GLB Act from using or disclosing NH received from Company to market other goods and services to that customer.

For purposes of this section, capitalized terms not otherwise defined shall have those meanings ascribed by the Health Insurance Portability and Accountability Act and its implementing regulations, each as amended from time to time (“HIPAA”). In Your capacity as a Business Associate to the Company, You agree:

A.

not to use or to disclose Protected Health Information (“PHI”) other than as permitted or required by this Agreement or as required by law.

B.

to use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Agreement.

C.

to mitigate, to the extent practicable, any harmful effect that is known to You of a use or disclosure of PHI by You in violation of the requirements of this Agreement.

D.

to report to the Company any use or disclosure of the PHI by You or Your agents, including subcontractors, that is not provided for by this Agreement and of which You become aware.

E.

 to ensure that any agent, including a subcontractor, to whom You provide PHI received from, or created, or received by You on behalf of the Company, agrees in writing to the same restrictions and conditions that apply to You under this Agreement with respect to such information,

F.

to provide access, at the request of the Company, and in the time and manner it specifies in writing with reasonable advance notice, to PI-II in a Designated Record Set, to the Company or, as directed by the Company, to a Policyholder or dependent.

G.

to make any amendment(s) to PHI in a Designated Record Set that the Company directs in response to a request of a Policyholder or dependent, and in the time and manner as the Company may specify in writing with reasonable advance notice.

H.

to make available to the Company, or to the Secretary of the Department of Health and Human Services (the “Secretary”), Your internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from, or created or received by You on behalf of the Company (the “Materials”). The Materials shall be provided by You in the time and manner specified by the Company in writing with reasonable advance notice to You or designated by the Secretary.

I.

to document disclosures of PHI and information related to such disclosures as would be required for the

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

Company to respond to a request by a Policyholder or dependent for an accounting of disclosures of PHI in accordance with HIPAA.

J.

to provide to Company or an individual designated by the Company, in the time and manner as the Company may specify in writing with reasonable advance notice, information collected in accordance with Section L above, to permit the Company to respond to a request by a Policyholder or dependent for an accounting of disclosures of PHI in accordance with HIPAA.

K.

to implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic PHI that You create, receive, maintain, or transmit on behalf of the Company as required under HIPAA.

L.

to report to the Company any breach of Your security of which You become aware.

M.

at termination of this Agreement, to return or destroy all PHI received from the Company, or created or received by You on behalf of the Company or to extend the protections of this Agreement to the information and to limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as You maintain such PHI.

You hereby agree to indemnify and hold the Company harmless for any and all claims, expenses, costs, and damages which may be asserted by any third party or parties against the Company arising from Your action or inaction, You further acknowledge that this obligation shall survive the term of this agreement.

8.

ADVERTISING. You shall not publish, print, or disseminate any Advertising material pertaining to the Company or its products or use the Company name or logo in paid search lead generation, URLs, call scripts or other Advertising, without obtaining prior written approval from Us, “Advertising” shall include but is not limited to: websites, printed and published material, descriptive literature, sales aids, circulars, leaflets, booklets, depictions, illustrations, business cards, stationary, envelopes, and form letters transmitted via newspapers, magazines, radio, television, telephone, fax, billboards, email or the Internet describing the Company or its products. You. shall not alter or change any Company-produced Advertising. You further   shall comply with all Company Advertising policies and guidelines.

You shall not use any title other than that of “General Agent” or “Agent” in Advertising materials or in any other form or fashion, without the written permission of an Officer of the Company.

9.

ERRORS AND OMISSIONS COVERAGE. You shall maintain adequate Errors & Omission coverage at all times during the term of this Agreement. We reserve the right to request written evidence of this coverage at any time.

10.

FEES AND SUPPLIES. You shall pay all expenses You incur in the performance of this Agreement, including but not limited to all license fees and taxes, and We will not be liable for any such expenses.

11.

PRODUCTION REQUIREMENTS. You agree to produce new sales on a regular basis for Us in accordance with the production standards established by the attached General Agent Commission and Product Schedules, which may be amended by Us at Our sole discretion. We shall have the sole right to determine the volume, measure and time period of production needed to maintain this Agreement or authorization to sell a specific product.

B.

COMPANY RIGHTS AND DUTIES

1.

PRODUCT AUTHORIZATION. You are hereby authorized to sell the products designated by Us in the attached Product Schedule. We shall compensate You for selling these products in accordance with the terms and conditions described in section C below and in accordance with the General Agent Commission and Product Schedules as attached. Should You elect to have Us pay any Writing Agent directly, and You provide Us with the required information referenced under section A, subsection l.B. We shall make the appropriate commission payments to those Writing Agents in accordance with the terms of this agreement and any Time Insurance Company Producer Agreement which has been duly executed.

2.

PRODUCTS AND MARKETING MATERIALS. The Company agrees to make available to You informational, product-oriented, rating or advertising materials necessary to sell the insurance products for which You are authorized.

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

3.

WITHDRAWAL PROVISION. We may withdraw, modify, or discontinue any product, form, product feature, service or tools We provide to you. We also reserve the right to withdraw from any part or parts of the territory in which You operate.

4.

LEGAL, REGULATORY AND MARKET CHANGES. If, during the Term of this Agreement, We determine that it is advisable to change the Services or compensation provided hereunder: (i) as a result of changes to applicable laws, regulations, or taxes; new applicable laws, regulations, taxes; or agency rulings or demands; (ii) as a result of changes in interpretations or understandings of applicable laws, regulations, or taxes; (iii) as a result of industry developments or changes in industry standards or practices; or (iv) to conform to the Company's business needs or objectives in response to changes set forth in sections (i) through. (iii) above, the Company shall provide to You fifteen (15) days written notice of such changes. It is further agreed that the provisions of this Agreement may be modified or changed immediately upon notice, if they conflict with any federal or state law or ruling of any federal or state agency having jurisdiction over a party. The Company specifically reserves the right to modify compensation on existing and future business, both first year and renewal, in accordance with this provision.

5.

 RIGHT OF TERMINATION. We shall have the right to Terminate this Agreement as set forth under Section D, Subsection 5.

C.

 COMPENSATION

1.

PAYMENT OF COMPENSATION. We will pay You in accordance with the attached General Agent Commission and Product Schedules as full compensation for services and expenses. Such compensation is deemed to be Your “Base Commission,” The Company reserves the right to revise the Commission and Product Schedules as We deem appropriate. Unless modified in accordance with section 13.4 above, a change in the Commission and Product Schedule applies to new insurance applications received by Us after the effective date of the revisions.

While this Agreement is in force, You will be paid based on the amount of premium received by Us on policies issued from applications for insurance submitted by You for products You are authorized to sell on   the attached Product Schedule. Commissions will be payable only on insurance maintained in force.

2.

INDEBTEDNESS. Compensation payable under this Agreement or any other agreement with Us, or an Associated Organization or Import company, shall be offset to repay any indebtedness or claims now due, or which may become due at any time, from You, or one of the Writing Agents assigned to You, to the Company, or an Associated Organization or Import Company. The Company, or an Associated Organization or Import company, shall have a first lien on all compensation as security for payment of any and all such debts or claims, whether arising hereunder or otherwise, and the Company, or an Associated Organization or Import Company, shall have the right, without any requirement that We first obtain Your consent or give You notice, to deduct any monies so due from such compensation. This lien shall not be extinguished by termination of this Agreement and shall be binding on You and Your executors, administrators, or assigns. All monies and indebtedness due the Company, or an Associated Organization or Import company, shall be payable immediately upon demand, together with the legal rate of interest and any administrative costs of collection including attorney's fees and expenses, If Your earnings fall below $650 in any consecutive 12 month period or if You have a debt that remains unpaid after demand by us, we reserve the right to pay any future earnings to the agent or agency you report to in the next level of Your hierarchy, as applicable and to assign such business to such agent or agency, or if none, to the Home Office as the agent of record.

3.

ACCOUNTING BY THE COMPANY. We shall furnish You with a statement of Your account on at least a monthly basis, Upon receipt of such statement, You shall examine it, and if not satisfied as to its correctness must notify Us in writing of any discrepancy within one hundred eighty (180) days from the date the statement of account is received or You shall be deemed to have admitted its accuracy and correctness.

4.

BENEFICIARY. Any compensation due You under this Agreement at Your death, or due thereafter to a beneficiary, is hereby directed to be paid to the designated beneficiary as revocable payees. If no person is named as payee in this Agreement, such compensation will be paid to Your legal

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

representative, Any such payment shall be a full discharge of all liability with respect to said compensation.

D. GENERAL PROVISIONS

1.

TRANSFER OF BUSINESS. You may request that Your in force business be transferred to another active Time Insurance Company General Agent. No transfer or assignment of any business or the compensation due or to become due to You by virtue of this Agreement shall be valid unless authorized in advance in writing by an Officer of the Company. Any such transfer or assignment shall be subject to and subordinate to any and all indebtedness of the General Agent to the Company or an Associated Organization or Import company, We also reserve the right to transfer any business, and the compensation payable on that business, to honor a policyholder's written request or in cases where deemed necessary by Us.

2.

AMENDMENT. No modification of this Agreement will bind Us unless it is made in writing and executed by an Officer of the Company. This Agreement shall constitute the entire agreement between the parties and cannot be modified by any prior or subsequent verbal promise or verbal statement by whomsoever made.

We shall have the sole right to amend this Agreement and any attachments, exhibits or schedules. All amendments to this Agreement except amendments to Commission or Product Schedules or modifications in accordance with section 13,4 above, shall be in writing and shall become effective thirty (30) days after providing written notice of the amendment to Your last known address as reflected on Our system or other such address where You have agreed in writing to receive official. notices, Amendments to Commission and Product Schedules shall become effective immediately upon execution by Us.

3.

WAIVER. No failure, neglect, or forbearance on the part of Us to require strict performance of any provision of this Agreement shall be construed to be a waiver of any of Our rights or privileges hereunder.

4.

NOTICE OF ADDRESS CHANGE. You are responsible for timely providing Us with a current business and mailing address, and upon notice that it is required by Us a valid e-mail address, as they change. Business address shall include Street or Rural Route number and Post Office Box number if applicable. Post Office Box numbers alone are not acceptable.

5.

TERMINATION. This Agreement may be terminated in accordance with the provisions identified below.

L.

TERMINATION FOR CAUSE. We may effect an immediate termination of this Agreement without notice to You and revoke all the rights and privileges granted hereunder, if one of the following conditions occur:

1.

You fail to uphold any of the provisions (except section A, subsection 11 - Production Requirements) contained in Section A of this Agreement entitled, “General Agent's Rights and Duties.” You breach any provision of this Agreement deemed by Us to be material, A determination of a failure to fulfill any obligation under this Agreement shall be at the sole discretion of the Company.

2.

Your insurance license is revoked in any state by a regulatory authority or a court of law or becomes legally incapacitated for any other reason.

3.

You commit any felony, defraud or attempt to defraud the Company or a consumer, or commit any other act involving dishonesty or misrepresentation.

4.

You seek to induce anyone to discontinue payment of premium, to relinquish any policy with the Company, or aid any other to do so, for any reason.

5.

You fail to repay any indebtedness due the Company upon demand by Company.

Upon termination for cause by the Company, you shall have no further rights under this Agreement, including any compensation otherwise payable under the terms of this Agreement. In addition, the

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

Company has the right to assign your current customers to Your Managing General Agent or the Home Office, as applicable, as the agent of record.

M.

TERMINATION DUE TO THE INABILITY TO PERFORM THE FUNCTIONS OF A GENERAL AGENT. We may terminate this Agreement immediately upon Your death or incapacitation. “Incapacitation” shall be defined as the inability to fulfill the terms and obligations of this Agreement and shall be determined at the sole discretion of the Company.

If termination is due to the General Agent's death and commission rights were provided under the Termination Rights section, We will pay to the designated beneficiary compensation which otherwise would have been payable until the earliest of the following to occur: (i) such payments fall below $650 in any consecutive 12 month period or the General Agent has a debit balance with Us, (ii) the tenth anniversary of the General Agent's death, or (iii) the death of the beneficiary. You must provide Us with a current address for any designated beneficiary.

N.

TERMINATION WITHOUT CAUSE. This Agreement may be terminated by either party upon provision of a 30 day written notice of its intent to terminate this Agreement without cause to the other party at such party's last known address or other such address where a party has agreed in writing to receive official notices.

If this Agreement is terminated without cause and cause is later proved to exist, then your remaining rights al-tall end from the date of the action giving rise to termination for cause, even if this action occurs subsequent to the original termination date.

O.

EFFECTS OF TERMINATION. The termination of this Agreement will not affect any claim or right which the Company may have against You, We retain the ability to pursue the recovery of any and all damages caused by Your replacement of Our policy with that of another company in violation of the terms of this Agreement.

P.

TERMINATION RIGHTS. If termination is effected by Termination Without Cause or incapacitation as defined, in Termination Due To The Inability to Perform the Function of a General Agent, then We shall continue to pay compensation earned as long as You live until the earliest of the following to occur: i) payments fall below $650 in any consecutive 12 month period or ii) the date the General Agent has a debit balance.

If this Agreement is with a partnership or corporation and the partnership or corporation ceases to conduct business, compensation payable under the terms of the Agreement shall be paid to the partnership through its winding up period and thereafter as directed by closing documents, or to the corporation until the corporation goes out of existence, subject to all other provisions of this Agreement.

6.

EFFECTIVE DATE. This Agreement will be effective as of a date determined by Us. Acceptance and execution of this Agreement by the Company and General Agent shall be by signature.

7.

CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to the conflict of laws provisions thereof, and the state and federal courts located in that state shall have exclusive jurisdiction over the parties for the purposes of adjudicating all disputes that may arise under this Agreement. You hereby waive all objections to venue and personal jurisdiction in those forums for such disputes.

8.

INDEPENDENT CONTRACTOR. You are an independent contractor and nothing in this Agreement shall be construed as establishing the relationship of employer and employee between the Company and You or any persons employed by You or under Your supervision. You shall be solely responsible for Your own debts and obligations, including taxes, and shall not, under any circumstances, hold Yourself out to be an employee of the Company. You shall not, in any claim against the Company or in any determination of eligibility for statutory benefits, assert that You are an employee of the Company. You are free to exercise independent judgment as to the persons from whom applications are solicited and the time, place, and manner of soliciting such applications

Form TIC GA 1-11 (Rev. 1/11)

*FILE COPY*

or performing any other authorized act. You acknowledge that You have the responsibility for paying self-employment tax and that the Company does not treat You as an employee for Federal tax purposes.

9.

SEPARABILITY. If any provision of this Agreement is held invalid for any reason, the remainder of this Agreement shall not be affected thereby.

10.

ENTIRE AGREEMENT. This Agreement together with all amendments and attachments, including the Commission and Product Schedules, set forth the entire understanding between the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof, Nothing in this Section shall be construed to release any obligation or debt incurred under a previous General Agent Agreement or any other agreement between the parties.

11.

AGENCY INCORPORATION. Where state law allows, You are free to contract with Us as a corporate entity, The officer who executes this Agreement on behalf of Your corporation shall be the only officer eligible to make administrative or compensation changes with the Company. Should Your corporation wish to change this individual, You must submit a resolution naming the new individual to take on these responsibilities and the minutes of the board of directors meeting where such resolution was adopted.

12.

FORCE MAJEURE. Neither party shall be liable to the other for any delay or inability to perform its obligations under this Agreement which is beyond a party's control, including, without limitation if such delay or inability arises from any act of God, fire, natural disaster, act of government, act of terrorism, or the failure or inability of carriers, suppliers, delivery services, or telecommunications providers to provide services necessary to enable a party to perform its obligations hereunder. In the event of such a delay or inability to perform, the time for performance shall be extended. for a period of time equal to the length of the delay or inability to perform.

Form TIC GA 1-11 (Rev. 1/11)